Financial Results for Second Quarter Ended July 1, 2018 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 222

2018 Pullet Placements Up 3.1% YTD Intended Pullet Placements 10,000 9,500 9,000 8,500 8,000 7,500 7,000 Thousand Head Thousand 6,500 6,000 5,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 year avg.  Pullet placements can be volatile and are up YOY as egg availability remains challenged. More layers to support decreased flock productivity and new plants for 2018/ 2019. Source: USDA 333

Layer Growth Countering Declining Productivity and Supporting New Plants Broiler Type Hatching Layers Egg Production per 100 Layers 60,000 1,950 59,000 1,900 58,000 57,000 1,850 56,000 1,800 55,000 1,750 54,000 Eggs 1,700 ThousandHead 53,000 1,650 52,000 51,000 1,600 50,000 1,550 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 5 year avg. 2017 2018 5 year avg.  Hatching layers increasing to counter a persistent reduction in egg production per layer, driven by a less productive breed and an older flock. Decline in June layers in-line with seasonal trends.  New industry capacity also requires more layers. Source: USDA 444

Hatchery Utilization Remains Very High Hatchery Utilization 94.00% 93.00% 92.00% 91.00% 90.00% % 89.00% 88.00% 87.00% 86.00% 85.00% 84.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017 2018 5 year avg. Source: Agristats 555

+2.7% Increase in Egg Sets Required to Offset Low Hatch Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 240,000 85.0% 230,000 84.0% 83.0% 220,000 82.0% 210,000% 81.0% 200,000 80.0% 190,000 ThousandsEggs of 79.0% 180,000 78.0% 170,000 77.0% 5 Year Range 2016 2017 2018 5 year avg 5 Year Range 2016 2017 2018 5 year avg Source: USDA 666

2018 YTD Chick Placements Up 1.5% Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head (000) 170,000 165,000 160,000 Source: USDA 777

Jumbo Weight Has Increased Share of Head Total While Small Bird Head Down 2.8% YTD Head Processed by Size 100% 15.1% 15.6% 90% 18.3% 19.7% 21.4% 20.9% 21.2% 21.7% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 23.5% 60% 50% 42.9% 40.7% 35.5% 35.0% 32.2% 40% 31.2% 30.4% 31.5% 30% 20% 26.9% 26.1% 25.5% 25.3% 10% 23.0% 24.4% 24.8% 23.4% 0% 2011 2012 2013 2014 2015 2016 2017 2018 <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 888

Cold Storage Inventories Increase Primarily Driven by “Other” Category Total Chicken Inventories 950,000,000 900,000,000 850,000,000 800,000,000 750,000,000 700,000,000 650,000,000 600,000,000 550,000,000 500,000,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 2017 2018 5 Year Average  “Other” category remains the main driver of increased inventories.  Whole Broilers inventory has declined 30% YOY.  LQ inventories remain low with a slight decrease MOM. Source: USDA 999

2018 Pricing Rebounding Towards 5 Year Range Following Counter Seasonal Q2 Cutout Value 100.00 95.00 90.00 85.00 80.00 75.00 Cents/Lb 70.00 68.59 65.00 60.00 55.00 50.00 1/6 2/3 3/3 6/9 7/7 8/4 9/1 1/5 1/20 2/17 3/17 3/31 4/14 4/28 5/12 5/26 6/23 7/21 8/18 9/15 9/29 12/8 10/13 10/27 11/10 11/24 12/22 5 Year Range 2016 2017 2018 5 Year Avg Source: PPC, EMI 101010

Q2 Boneless Breast Meat Counter Seasonal but Improving; LQ and Wings Tracking to 2016 Levels USDAUSDA Boneless/Skinless Boneless/Skinless Breast Breast NE NE USDAUSDA Tenders Tenders NE NE 215.00 255.00 195.00 235.00 215.00 175.00 195.00 186.12 155.00 175.00 Cents/Lb 155.00 135.00 130.66 Cents/Lb 135.00 115.00 115.00 95.00 95.00 75.00 75.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2016 2017 2018 5 Year Average 5 Year Range 2016 2017 2018 5 Year Average USDAUSDA Leg Leg Quarters Quarters NE USDAUSDA Whole Whole Wings Wings NE NE 60.00 240.00 55.00 220.00 50.00 45.00 200.00 40.00 180.00 35.00 34.32 Cents/Lb 30.00 Cents/Lb 160.00 25.00 140.00 20.00 137.65 15.00 120.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2016 2017 2018 5 Year Average 5 Year Range 2016 2017 2018 5 Year Average Source: USDA 111111

Tight Small Bird Supply Has Helped Maintain Strong Pricing Relative to Historical Average EMI WOG 2.5-4.0 LBS 120.00 110.00 103.93 100.00 90.00 Cents/Lb. 80.00 70.00 60.00 1/5 2/2 3/2 6/8 7/6 8/3 1/19 2/16 3/16 3/30 4/13 4/27 5/11 5/25 6/22 7/20 8/17 8/31 9/14 9/28 11/9 12/7 10/12 10/26 11/23 12/21 5 Year Range 2016 2017 2018 5 Year Average Source: EMI 121212

Corn Stocks to Decrease from Record Levels Global Corn Stocks Global Corn Stocks/Use Excluding China Excluding China 16.0% (Million Metric Tons) 15.3% 14.9% 15.0% 140 14.4% 127.0 14.1% 14.0% 130 13.7% 14.0% 13.5% 120 112.2 109.4 110 103.2 13.0% 12.6% 100 94.1 92.8 93.7 93.5 89.9 12.0% 11.7% 90 78.5 11.1% 80 73.4 67.9 11.0% 10.6% 70 10.2% 60 10.0% 50 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p  2017 and 2018 stocks projected to decrease, ample supply remains available.  Stocks/use projected to tighten in 2018. Source: USDA 131313

Global Soybean Inventories Projected to Grow Global Soybean Stocks Global Soybean Stocks/Use (Million Metric Tons) 120 35.0% 98.3 33.0% 100 96.7 96.0 31.0% 29.4% 28.3% 77.5 78.5 29.0% 27.6% 27.7% 80 69.9 27.0% 25.7% 25.0% 25.0% 62.7 61.8 59.5 57.4 25.0% 60 52.9 53.4 23.0% 22.4% 44.0 23.0% 22.0% 20.8% 21.0% 19.9% 40 19.0% 17.0% 20 15.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017e 2018p  Stocks are projected to set new record in ’18, at 98.3 MMT.  China tariffs dominate headlines as a third of US soybeans are exported to China. Source: USDA 141414

Second Quarter 2018 Financial Review  US commodity weak but non- Main Indicators ($M)** Q2-18 Q2-17 commodity solid, strong results in MX on good operating performance and Net Revenue 2,836.7 2,752.3 success of new product portfolio, Gross Profit 274.2 474.8 UK/Europe continuing to improve. SG&A 89.1 96.5  SG&A lower due to realized synergies Operating Income 185.1 378.3 despite more brand investments in US Net Interest 35.4 21.5 and MX. Net Income 106.5 233.6  Adjusted Q2-18 EBITDA, excluding Earnings Per Share commodity, shows strength and 0.43 0.94 (EPS) diversity of portfolio despite market Adjusted EBITDA* 282.5 448.9 conditions. Adjusted EBITDA 10.0% 16.3% In $M U.S. EU MX Margin* * This is a non-GAAP measurement considered by management to be Net Revenue 1,899.4 563.1 374.2 useful in understanding our results. Please see the appendix and most Adjusted Operating 123.5 26.9 62.0 recent SEC financial filings for definition of this measurement and Income* reconciliation to GAAP. ** Consolidated results include full-quarter of Moy Park, in accordance to Adjusted Operating 6.5% 4.8% 16.6% U.S. GAAP. Income Margin* Source: PPC 151515

Second Quarter 2018 Capital Spending CapexCapex (US$M) (US$M)  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Source: PPC 161616

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 171717

APPENDIX 181818

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended July 1, 2018 June 25, 2017 July 1, 2018 June 25, 2017 (In thousands) Net income $ 106,344 $ 245,191 $ 225,568 $ 345,929 Add: Interest expense, net 35,433 21,463 84,143 40,207 Income tax expense (benefit) 38,522 115,256 75,519 164,650 Depreciation and amortization 70,278 69,941 139,479 132,613 Minus: Amortization of capitalized financing costs 2,453 1,366 4,210 4,576 EBITDA 248,124 450,485 520,499 678,823 Add: Foreign currency transaction losses (gains) 5,630 (2,303) 3,909 (1,612) Acquisition charges 125 — 304 — Derivative loss (gain) 24,002 (3,236) 17,621 (344) Restructuring charges 1,135 4,349 1,924 4,349 Non-recurring expense 3,298 — 3,298 — Minus: Net income (loss) attributable to noncontrolling interest (197) 432 (391) 974 Adjusted EBITDA $ 282,511 $ 448,863 $ 547,946 $ 680,242 Source: PPC. Source: PPC 191919

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION

Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended		Twenty-Six Weeks Ended		Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	July 1, 2018	June 25, 2017	July 1, 2018	June 25, 2017	July 1, 2018	June 25, 2017	July 1, 2018	June 25, 2017
	(In thousands)							
Net income from continuing operations	$ 106,344	$ 245,191	$ 225,568	$ 345,929	3.75 %	8.91 %	4.04 %	6.61 %
Add:								
Interest expense, net	35,433	21,463	84,143	40,207	1.25 %	0.78 %	1.51 %	0.77 %
Income tax expense	38,522	115,256	75,519	164,650	1.36 %	4.19 %	1.35 %	3.15 %
Depreciation and amortization	70,278	69,941	139,479	132,613	2.48 %	2.54 %	2.50 %	2.53 %
Minus:								
Amortization of capitalized financing costs	2,453	1,366	4,210	4,576	0.09 %	0.05 %	0.08 %	0.09 %
EBITDA	248,124	450,485	520,499	678,823	8.75 %	16.38 %	9.32 %	12.98 %
Add:								
Foreign currency transaction losses (gains)	5,630	(2,303)	3,909	(1,612)	0.20 %	(0.08)%	0.07 %	(0.03)%
Acquisition charges	125	—	304	—	— %	— %	0.01 %	— %
Derivative loss (gain)	24,002	(3,236)	17,621	(344)	0.85 %	(0.12)%	0.32 %	(0.01)%
Restructuring charges	1,135	4,349	1,924	4,349	0.04 %	0.16 %	0.03 %	0.08 %
Non-recurring expense	3,298	—	3,298	—	0.12 %	— %	0.06 %	— %
Minus:								
Net income (loss) attributable to noncontrolling interest	(197)	432	(391)	974	(0.01)%	0.02 %	(0.01)%	0.02 %
Adjusted EBITDA	$ 282,511	$ 448,863	$ 547,946	$ 680,242	9.96 %	16.32 %	9.81 %	13.00 %
Net Revenue:	$ 2,836,713	$ 2,752,286	$ 5,583,391	$ 5,231,626	$ 2,836,713	$ 2,752,286	$ 5,583,391	$ 5,231,626

Source: PPC

All about great taste.

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Appendix: Reconciliation of Adjusted Operating Income A reconciliation of GAAP Operating Income to Adjusted Operating Income is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended July 1, 2018 June 25, 2017 July 1, 2018 June 25, 2017 (In thousands) GAAP Operating Income $ 185,112 $ 378,335 $ 386,705 $ 545,059 Derivative loss (gain) $ 24,002 $ (3,236) $ 17,621 $ (344) Non-recurring expense $ 3,298 $ — $ 3,298 $ — Adjusted Operating Income $ 212,412 $ 375,099 $ 407,624 $ 544,715 Source: PPC. Source: PPC 212121

Appendix: Reconciliation of Adjusted Earnings A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended July 1, June 25, July 1, June 25, 2018 2017 2018 2017 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ 106,541 $ 233,641 $ 225,959 $ 327,562 Loss on early extinguishment of debt 2,000 — 11,661 — Acquisition and restructuring charges, net of taxes 944 — 1,669 2,918 Derivative loss (gain) 17,982 (2,171) 13,201 (231) Foreign currency transaction losses (gains) 5,630 (2,303) 3,909 (1,612) Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) 133,097 229,167 249,990 328,480 Weighted average diluted shares of common stock outstanding 249,057 248,973 249,025 248,950 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) per common diluted share $ 0.53 $ 0.92 $ 1.00 $ 1.32 Source: PPC. Source: PPC 222222

Appendix: Adjusted EPS Bridge A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended July 1, 2018 June 25, 2017 July 1, 2018 June 25, 2017 (In thousands, except per share data) GAAP EPS $ 0.43 $ 0.94 $ 0.91 $ 1.32 Loss on early extinguishment of debt 0.01 — 0.05 — Acquisition and restructuring charges, net of taxes — — 0.01 0.01 Derivative loss (gain) 0.07 (0.01) 0.05 — Foreign currency transaction losses (gains) 0.02 (0.01) (0.01) (0.01) Adjusted EPS $ 0.53 $ 0.92 $ 1.00 $ 1.32 Weighted average diluted shares of common stock outstanding 249,057 248,973 249,025 248,950 Source: PPC. Source: PPC 232323

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended Twenty-Six Weeks Ended July 1, 2018 June 25, 2017 July 1, 2018 June 25, 2017 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,899,435 $ 1,882,142 $ 3,740,540 $ 3,618,547 Europe: 563,102 500,681 1,107,402 959,530 Mexico: 374,176 369,463 735,449 653,549 Total net sales: $ 2,836,713 $ 2,752,286 $ 5,583,391 $ 5,231,626 Sources of cost of sales by country of origin: US: $ 1,745,511 $ 1,547,252 $ 3,404,245 $ 3,095,502 Europe: 513,991 451,232 1,015,559 868,750 Mexico: 302,973 278,993 601,708 536,205 Elimination: 16 (23) (8) (47) Total cost of sales: $ 2,562,491 $ 2,277,454 $ 5,021,504 $ 4,500,410 Sources of gross profit by country of origin: US: $ 153,924 $ 334,889 $ 336,295 $ 523,044 Europe: 49,111 49,450 91,843 90,780 Mexico: 71,203 90,470 133,741 117,345 Elimination: (16) 23 8 47 Total gross profit: $ 274,222 $ 474,832 $ 561,887 $ 731,216 Sources of operating income by country of origin: US: $ 99,469 $ 277,602 $ 226,755 $ 411,159 Europe 23,662 18,933 45,075 33,304 Mexico: 61,997 81,777 114,867 100,549 Elimination: (16) 23 8 47 Total operating income: $ 185,112 $ 378,335 $ 386,705 $ 545,059 Source: PPC. Source: PPC 242424